Exhibit No: 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints J. Jeremy Barbera and Richard J. Mitchell, III, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, including any registration statement pursuant to Rule 462 under the Securities Act, with the Securities and Exchange Commission, and any other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                       Title                     Date
---------                                       -----                     ----
/s/ J. Jeremy Barbera                  Chairman of the Board        February 7, 2005
-----------------------------
J. Jeremy Barbera

/s/ John T. Gerlach                           Director              February 7, 2005
-----------------------------
John T. Gerlach

/s/ Seymour Jones                             Director              February 7, 2005
-----------------------------
Seymour Jones

/s/ Joseph C. Peters                          Director              February 7, 2005
-----------------------------
Joseph C. Peters

/s/ David C. Stoller                          Director              February 7, 2005
-----------------------------
David C. Stoller
